SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 21, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation

        Delaware                                        52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




                      Norwest Asset Securities Corporation
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description

      (99)                                       Computational Materials
                                                 prepared by Credit Suisse First
                                                 Boston Corporation in
                                                 connection with Wells Fargo
                                                 Asset Securities Corporation,
                                                 Mortgage Pass-Through
                                                 Certificates,  Series 2000-3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

July 21, 2000

                                   By:      /s/ Alan S. McKenney
                                          -----------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                  Computational Materials prepared by            (E)
                         Credit Suisse First Boston
                         Corporation in connection with
                         Wells Fargo Asset Securities
                         Corporation, Mortgage Pass-Through
                         Certificates, Series 2000-3.